EXHIBIT 10.48
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                                 DCD FACTORS PLC
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                               STANDARD CONDITIONS
                                       FOR
                                PURCHASE OF DEBTS

                                 (EDITION 2001)






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ORDER OF CONDITIONS

1.  Introduction
2.  Start and Length of Relationship
3.  Our Ownership of Debts, Offers  and Notifications
4.  Purchase Price of Debts
5.  Our Accounts
6.  Discount and Charges
7.  Changes and Decisions
8.  Notice to Debtors
9.  Debt Collection
10. Reassignment and Recourse
11. Trusts and Other Obligations
12. Your Undertakings to Us
13. Warranties
14. Disputes
15. Indemnity
16. Our Information Requirements
17. Contracting Debtors and Other  Parties
18. Termination of Events
19. Export Debts
20. Non-recourse
21. Partnership and Sole Traders
22. Foreign Currency
23. General
24. Service of Notices and Process
25. Law and Jurisdiction
26. Definitions and Interpretations


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                                 DCD FACTORS PLC

         1. INTRODUCTION

         1.1 This Agreement applies only to those Debts specified in the Particulars created by you under whatever trading name or style you may ever carry on business. However we may later arrange for this Agreement to extend to such other Debts as we agree in writing signed by both you and us. We may likewise agree to reduce the scope of the Debts to which this Agreement applies.

         2. START AND LENGTH OF RELATIONSHIP

         2.1 This Agreement shall start on the Commencement Date and will run for the Minimum Period, both of which are shown in the Particulars. After the end of such Minimum Period our relationship with you will continue until ended by either you or us giving to the other not less than the Minimum Period of Notice shown in the Particulars. Such notice may be given at any time, even during the Minimum Period, provided it runs out on or after the end of the Minimum Period. During any period of notice you must continue to comply with all your obligations to us, including delivering Notifications to us.

         2.2 We can also immediately end this Agreement by giving you written notice at any time after a Termination Event.

         3.  OUR OWNERSHIP OF DEBTS. OFFERS AND NOTIFICATIONS

         3.1 As soon as possible on or after the Commencement Date you will deliver an Offer in respect of each Debt then Outstanding together with its Associated Rights. We may accept or refuse, in our absolute discretion, each offer but if we wish to accept such offer we will do so by crediting its Notified Value to the relevant account. Upon our doing so our ownership of such accepted Debt and its Associated Rights shall be complete.

         3.2 By signing and delivering this Agreement to us you transfer to us the ownership of all Debts (together with their Associated Rights) created after the Commencement Date. Each such Debt shall belong to us the moment it is created without any further formality on the part of either you or us.

         3.3 In respect of each Debt coming into existence after the Commencement Date (other than a Non-Notifiable Debt) you must include such Debt on a Notification sent to us immediately each Contract of Sale has been completely performed, unless otherwise agreed with us.

         4.  PURCHASE PRICE OF DEBTS

         4.1 The Purchase Price of the Debts covered by this Agreement is to be the amount received by us towards the discharge of the Debts but less any:

         4.1.1. Debtors' prompt settlement discounts later claimed; and

         4.1.2. other deductions, abatements or set-offs later claimed by Debtors; and

         4.1.3. Discount and the Service Charge; and

         4.1.4. All Liabilities

         5. OUR ACCOUNTS

         5.1 We shall be entitled to maintain from time to time such accounts as we think fit to reflect the transactions envisaged by this Agreement including (without limitation) a Current Account.

         5.2 By the close of business on the next Working Day following receipt of each Notification, we shall credit and debit the Notified Value of all properly Notified Debts included therein to the relevant accounts kept by us. However we may refuse to make such credit or we may reverse any previous credit if any information required to be sent with your Notification or Offer is found to be unsatisfactory or missing.


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         5.3  If the Current Account shows a credit balance we will normally pay this to you without your asking us but, at our discretion, we may withhold amounts equal to:

         5.3.1  any credit balances on other accounts; and

         5.3.2 the amount of Liabilities. We cannot let you take any credit balance from your Current Account after we have been advised of the issue of a petition for your bankruptcy or winding up. We shall need to see a court order dismissing the petition before deciding whether to start payments again.

         5.4 If you comply with the terms of this Agreement, you may also take payments from your Current Account even if it then goes into debit. However, unless we in our discretion allow otherwise the debit balance must not exceed the lesser of either your Availability or the Client Review Limit. We will not make Advances in respect of Unapproved Debts. Should an Outstanding Debt become an Unapproved Debt, your Availability will immediately be affected.

         5.5 In addition to Advances taken, we may debit the Current Account with all Liabilities. If the debit balance on the Current Account results in a negative Availability or exceeds the Client Review Limit (where we have not exercised our discretion to allow otherwise) you must immediately pay the excess to us without any demand from us.

         5.6 When we receive any Remittance, which we identify as relating to a Debt created by you, or constituting an "on account" payment relating to you, we will debit and credit the amount to the relevant accounts with us. When we are able to identify the Debtor we will also then reflect same amount in the relevant Debtor's account. The balance on the Current Account will reflect the Purchase Price of Debts and any other sums credited by us to you; less

         5.6.1 payments taken by you; and

         5.6.2 any other sums, including fees, Discount and charges, debited by us.

         5.7 We can repay to a Debtor any credit balance shown on its account. The amount of the repayment will be debited to the Current Account.

         5.4 We may at any time add together, combine, or consolidate the balances on all accounts recording transactions between you and us. We may also at any time apply or set-off any amount owing by us to you towards settling the amounts then due by you to us and of your Liabilities to us. Where any amounts due by you to us, including those prospectively and contingently due, cannot immediately be ascertained we may make a reasonable estimate. Upon or at any time after a Termination Event or upon the ending of this Agreement any monies (including Liabilities) due from you to us, including those arising from the combining or consolidating accounts, shall become immediately payable by you (without notice).

         5.9 We will send, or provide you with, regular statements of all the relevant accounts, including the Current Account. These shall be treated as correct and binding upon you, except for those errors which shall be obvious or contrary to law or where we receive your detailed written objection within 10 days of our despatch of such statements to you.

         5.10 If we require you to pay us any money or we issue proceedings against you then you will accept a certificate signed by our Company Secretary or a Director as to all or any of the following, on the date referred to in such certificate:

         5.9.1 the balances on all relevant accounts, including (without limitation) the Current Account any Debtor's accounts;

         5.9.2 the amount of any loss, damage, cost, expense or interest suffered or incurred by us;

         5.9.3  the amount of your Liabilities;

         5.9.4  the amount of any other sums payable to us.

         Such certificate shall be binding conclusive evidence in any claim by us or in such proceedings.

         5.11 If we ask you to do anything, which we are entitled to ask in accordance with this Agreement, you will pay all your costs and expenses of doing so. If you do not carry out anything which we have a right to ask for then we may do it and you will pay all our costs and expenses (including fees costs and expenses payable to third parties).

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         5.12  All payments  due  from  you to us  shall be made in  immediately cleared funds free and clear of any right of set-off or counterclaim or any other withholding or deduction. If you are required by law to make any withholding or deduction, you will pay such additional sum to us needed so that we receive the full amount due to us under this Agreement.

         5.13 At any time, we may change the title, or titles, of any account, or accounts, or the method of accounting for the transactions envisaged by this Agreement by written notice to you and (without limitation) we may stipulate new definitions in Condition 26 to take account of such changes.

         6.  DISCOUNT AND CHARGES

         6.1 The Discount to be deducted in calculating the Purchase Price of Debts will be calculated at the rate shown in the Particulars on the amount of all Advances in respect of Outstanding Debts. Any debit to the Current Account shall be treated as an Advance for the purpose of working out the Discount, which shall be calculated daily on the adjusted debit balance on the Current Account. Each Advance shall be treated as being debited on the day we initiate its payment to you. However in working out such adjusted debit balance any Remittance credited by us to the Current Account shall not be taken into account for the purposes of calculating the Discount for a period of five Working Days from such credit. Discount shall be debited monthly to the Current Account.

         6.2 We shall be entitled to a Service Charge as shown in the Particulars. Any Service Charge calculated as a percentage of the Notified Value of the Debt or by reference to the Debt shall be debited to the Current Account when the Debt is Notified to us. Any fixed sum Service Charge shall be debited to the Current Account at the start of the relevant period. No refund of Service Charges will be made if a credit note is issued, if this Agreement ends or if the Debt is subject to Reassignment or Recourse.

         6.3 You will immediately pay us any shortfall between the sum shown in the Particulars as the Minimum Service Charge and the Service Charges actually earned by us. If at anytime we consider such shortfall likely then we may immediately debit our estimate of it to the Current Account.

         6.4 If this Agreement does not end on the last day of a period for the calculation of such Minimum Service Charge then when this Agreement does end you will pay us any shortfall calculated to the end of such period.

         6.5 Should you wish to end this Agreement but give us notice of less than the Minimum Notice Period shown in the Particulars we may still agree to your request, but we shall not be obliged to so agree. However if we do agree it will be implied (unless the contrary is agreed, in writing) as being subject to an early termination fee. This early termination fee will be calculated on the basis that for each month or part of a month that your notice falls short of such Minimum Notice Period (with a maximum of three months in any event) you must pay the higher of:

         6.5.1 the monthly average of the Service Charges in the six calendar months before we agree to accept your request (or, if this Agreement has not run for six months, such monthly average in the calendar months for which it has run); or

         6.5.2 the monthly fee calculated be reference to the Minimum Service Charge (if any) shown in the Particulars.

         6.6 Payments to you can only be made by BACS or CHAPS or such other method we may from time to time stipulate. There will be no administration charge to you for payments by BACS. For payments by CHAPS you will pay our administration charge at the rate set out in the Particulars or such other amount as we may advise you from time to time.

         6.7 If our bankers charge us for the following, you will repay to us their charges (and also pay our handling fee) namely:-

         6.7.1 collecting any Remittances in a currency other than sterling;

         6.7.2 collecting Remittances in sterling drawn on a bank outside the United Kingdom;

         6.7.3 dealing with dishonoured Remittances;

         6.7.4 taking up bank references;

         6.7.5 any other banking charges for services agreed with you in the Particulars.

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         6.8  You  will  pay us an  arrangement  fee  stipulated  by us for  any variation of this Agreement requested by you or any additional service provided outside its scope. Should you take payments from us in excess of your Availability, then we may also make an additional facility charge until the excess is repaid. This will not affect any other rights we may have.

         6.9 Except or otherwise provided herein, changes to the Advance Percentage, the Client Review Limit, the Discount, the Service Charge and the Minimum Service Charge shall only be effective if evidenced in writing signed on behalf of both you and us.

         6.10 Value Added Tax, if applicable, will also be added to all fees and charges in this Agreement.

         6.11 Where you have any obligations to pay to us we may debit the amount due to the Current Account.

         7. CHANGES AND DECISIONS

         7.1 We may also in our absolute discretion set up Debtor Advance Limits for any Debtor. Such limits will be confirmed to you. Debtor Advance Limits may also at any time be increased or decreased by us and we will advise you. Debts due by Debtors for whom no Debtor Advance Limits exists will be Unapproved Debts and accordingly no Advances will be available in respect of them.

         7.2 Each of the Debtor Concentration and the Advance Period may at any time be changed by us with immediate effect. We will advise you of such changes. We can advise you by written notice, oral advice or making the same available by facsimile and by electronic means, such as e-mail.

         7.3 We need not give reasons for any of our decisions. All decisions and information given by us are confidential and must not be disclosed by you to anyone else. You must treat any information regarding Debtor Advance Limits as legally privileged and will indemnify us against all claims, losses and costs arising from breach of your duty of confidentiality. Debtor Advance Limits are established for our benefit in establishing the amount of Advances that we may make. You must not take Debtor Advance Limits as our view of the creditworthiness or otherwise of a Debtor. We are not a credit reference agency.

         8. NOTICES TO DEBTORS

         8.1 Notice to each Debtor that we are the owner of the Debt must appear on each invoice and all copies. If we ask you, you will also give a general notice to each Debtor that we own all present and future Debts. We will advise you of the wording. We may also give such notice on the statements which we will send to your Debtors. Notice of assignment must not appear in credit notes but we may stipulate other wording.

         9. DEBT COLLECTION

         9.1 As the purchaser of the Debts, we alone shall be entitled to collect and enforce payment of them, in whatever way we see fit. We will keep and maintain Debtors' accounts.

         9.2 As we see fit we can at any time grant time or other indulgence to any Debtor. We can likewise compromise claims with Debtors. In particular we may accept payment from a Debtor which is less than the Notified Value of the Debt. These steps will not discharge you from your obligations to us.

         9.3 Upon request you will help us to collect Debts, whether or not we shall issue legal proceedings. In our absolute discretion, we can start, defend or compromise any legal proceedings, even if brought against us. Any proceedings may be in our or your name. You will give us all assistance we may ask for in reviewing your records and gathering evidence. You will make sure that those witnesses that we need will attend court. We may also use an alternative dispute resolution procedure such as mediation or arbitration on terms that we alone decide are appropriate.

         9.4 You will be responsible to us for our charges and all costs, expenses and fees for our collecting or attempting to collect any Debt from the moment that we threaten proceedings, including:

         9.4.1 our own internal costs, expenses (other than general overheads), and court fees;

         9.4.2 those of any solicitor or agent engaged by us;

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         9.4.3 those payable to any other party to the proceedings.

         9.5 If you request us not to issue or continue with proceedings for a Debt, we may agree to your request but shall not be obliged to do so. Such decision shall be entirely at our discretion and no reasons need be given.

         9.6 We may require you to give us such security for the above costs and expenses as we think appropriate or we may debit the Current Account or create a reserve against your Availability. We will credit the Current Account with any legal costs recovered by us.

         10. REASSIGNMENT AND RECOURSE

         10.1 We may at any time Reassign to you an Unapproved Debt or we may exercise Recourse in respect of it.

         10.2 If we serve a notice of intended Reassignment on you then we shall continue to own all Debts to be reassigned until we receive in cleared funds the aggregate of the repurchase prices for the Reassignment of all of them. Upon payment by you to us in cleared funds of the aggregate of the purchase price of the Debts subject to Reassignment, we shall then transfer them back to you. Our certificate as to whether a transfer has taken place shall be final and binding on you. We shall then account to you for any further sums received by us from Debtors in respect of the Debts so transferred.

         11. TRUSTS AND OTHER OBLIGATIONS

         11.1 From the moment that you receive any Remittance, you will hold it absolutely in trust for us. We may give notice to anyone (including, without limitation, banks) that such trust exists.

         11.2 When you receive a Remittance you must:

         11.2.1 immediately hand over to us the identical Remittance or pay it into such bank account as we tell you;

         11.2.2 not deal with, negotiate or pay it into any other account, including your own bank account;

         11.2.3 give us any advice received with the Remittance;

         11.2.4 endorse any Remittance, if this is needed so that we can obtain payment.

         11.3 You must give us written and irrevocable instructions in a form supplied by us, to your bankers for them to transfer to our bankers any Remittances that may be received by them from Debtors. In our discretion we shall be entitled to require you to open a trust account with your banker to receive all Remittances. In addition, we may require that you irrevocably appoint our directors and officer to be the sole authorised signatories for any such trust account.

         11.4 You must give us an authority and indemnity to our bankers (in such form required by them) for them:

         11.4.1 to accept, for credit to our bank account, any transfers in your name received from your bankers or your Debtors' bankers;

         11.4.2 to collect the proceeds of any Remittance, payable to you or your agents, despite any particular directions shown on such Remittance.

         11.5 If we do not become the owner of any Debt or its Associated Rights covered by this Agreement for any reason then you will be treated as holding such Debt or its Associate Rights on trust for us, free from all encumbrances.

         11.6 You must promptly tell us about all Returned Goods. If we tell you to set these aside and mark our name on them as the owner, you will do so. You will then deliver them to us, or deal with them as we direct. We can take possession of or sell any Returned Goods. Their sale can be on such terms and at such prices as we consider appropriate. We shall credit the net proceeds towards the discharge of the relative Debts. We can, without notice, enter any premises where we believe Returned Goods or any other items comprised in the Associated Rights are kept. If we ask, you will deliver to us any other items included in the Associated Rights, for us to deal with as we see fit.

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         12. YOUR UNDERTAKINGS TO US

         12.1 Whilst this Agreement is in force and then until you have paid all Liabilities you undertake:

         12.1.1 to make sure the payment and settlement Discount terms for each Debt do not exceed those appearing in the Particulars and that these appear on every invoice and all copies.

         12.1.2 after Notifying us of a Debt, not to cancel or vary any Contract of Sale or any payment terms or settlement Discounts unless you have our prior written consent;

         12.1.3 to make sure that every Contract of Sale shall:

         (i) only be made in the ordinary course of your business stated in the Client Particulars;

         (ii) be subject to English law;

         (iii) (subject to Condition 22 if applicable) provide for payment by the Debtor to be in sterling;

         (iv) not include any prohibition against assignment of the Debt.

         12.1.4 not to enter into (or allow any Associate to enter into) any agreement for the factoring, charging, declaring in trust or discounting of Debts (whether or not covered by this Agreement) with any other party or any arrangement prejudicial or which might be prejudicial, to our outright unencumbered ownership of Debts;

         12.1.5 to tell us immediately you become aware of:

         (i) details of any change or contemplated change in the directors, or partners (as applicable) or the control or ownership of your company, firm or business or of any guarantor or indemnifier of, or grantor of security for your obligations to us;

         (ii) details of any threatened or pending Insolvency proceedings against you, or against any such guarantor or indemnifier or grantor of security to us;

         (iii) details of any adverse credit or other information about a Debtor;

         (iv) any security-holder enforcing (or threatening to enforce) its security over any part of your assets or undertaking or any holder of rights of ownership over Goods making any claim;

         (v) any floating charge given by you being crystallised or becoming converted into a fixed charge;

         (vi) all retrospective or quantity discount structures agreed with Debtors and all Discount to which a Debtor is entitled which has not been taken;

         (vii) any change in the nature of your business shown in the Particulars.

         12.1.6 immediately we ask:

         (i) to give us such information about your Debtors as we may specify;

         (ii) to give us evidence (including proof of Delivery) satisfactory to us of any order and the completion of any Contract of Sale;

         (iii) to exercise all rights of an unpaid seller of Goods, including any reservation of title;

         12.1.7 not to Notify us until we advise you, any Debt which shall:

         (i) be due by an Associate of yours;

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         (ii) be due by a Debtor of which you or any of your directors, partners or shareholders is a partner or in which you or they have a controlling interest;

         (iii) be due by a Debtor who also supplies goods or services to you;

         (iv) arise from Goods supplied by you on approval, trial, evaluation, consignment, sale or return or similar terms;

         (v) be due by a Debtor who has not purchased the Goods for his business;

         (vi) be regulated by the Consumer Credit Act 1974;

         (vii) arise from the sale of your capital or fixed assets;

         (viii) be within the category of Non-Notifiable Debts, or otherwise specified in the Particulars ;

         12.1.8 to keep us fully advised of the identity of all your Associates;

         12.1.9 promptly to perform all your further, continuing or collateral obligations to a Debtor and, if we ask, to give evidence of such performance or to permit us to perform such obligations, at your expense, should you fail so to perform and to be bound by whatever we shall do;

         12.1.10 if we ask, to create such security in our favour as we may require on your undertaking and assets, for your performance of this Agreement or in respect of Debts intended to be owned by us but which for any reason fail to belong to us;

         12.1.11 if we ask, to sign any additional documents and do anything we may need to exercise our rights, to sign assignments of Debts or endorse any instrument or security included in the Associated Rights;

         12.1.12 to carry out our published procedures (if any) for the day to day efficient working of this Agreement;

         12.1.13 to make sure that your warranties about Debts are complied with until they are discharged but should you become aware of any breach thereof promptly to notify us;

         12.1.14 to take all such steps as may be required for the protection of our interests under or arising out of this Agreement and in mitigating any loss we may suffer (including, without limitation, any such steps as we require you to take).

         13. WARRANTIES

         13.1 In respect of each Notified Debt you will be treated as having given all of the following warranties to us, namely that:

         13.1.1 all the particulars contained in the Offer or Notification are correct and complete and the Debt has not been previously Notified to us and any undertakings given to us have been complied with;

         13.1.2 each Debt relates to an actual and bona fide sale and Delivery of Goods to the Debtor or services completely performed for the Debtor;

         13.1.3 action to recover the Debt can be taken against the Debtor in the UK (except in respect of those Debts (if any) to which Condition 19 applies);

         13.1.4 you have the absolute right to transfer the Debt to us and, except in our favour, it shall remain free from any charge, trust, option, pledge, hypothecation, encumbrance, lien or any tracing rights adversely affecting the Debt, the Goods or the proceeds and any Associated Rights including claims by any supplier to you;

         13.1.5 the Debtor has an established place of business;

         13.1.6 our ownership of the Debt will not violate any laws or agreement affecting you;

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         13.1.7  the  Notified  Value of the Debt is the  amount  due  under the
Contract of Sale and any agreed prompt payment Discount does not exceed that shown in the Particulars;

         13.1.8 all sums due or obligations by you to the Debtor have been paid or performed and you will have no other obligations towards the Debtor which could reduce the amount payable to us for the Debt;

         13.1.9 no right or claim of rescission, defence, adjustment or other right or claim (whether valid or alleged) exists which will reduce or extinguish the Notified Value of the Debt or affect our ability, in our name, alone, to collect the Debt;

         13.1.10 the correct name and address of the Debtor and any required purchase order number appear on the invoice or credit note, on any documents supplied evidencing the Debt and on the Offer or Notification and all correspondence;

         13.1.11 the Debtor has all the consents and certificates necessary in order to pay the Debt to us;

         13.1.12 the invoice or credit note identifies the currency for payment as sterling, unless Condition 22 applies;

         13.1.13 the Debt is within the category of Debts shown in the Particulars.

         13.2 You warrant that, prior to entering into this Agreement you have disclosed to us every fact or matter known to you or which you should have known might reasonably influence us in our decision whether or not:

         13.2.1 to enter into this Agreement on these terms; or

         13.2.2 to accept any person as a guarantor or indemnifier of your obligations to us.

         13.3 Throughout the subsistence of this Agreement, you will immediately tell us of anything which might reasonably influence our decision at any time to continue with this Agreement on the terms, at current at the relevant time.

         14. DISPUTES

         14.1 If, despite your warranties to us, any dispute shall arise with a Debtor about a Debt or his liability to pay us by its due date or any counterclaim or claim for reduction of or set-off against a Debt (except for a settlement Discount not exceeding that shown in the Particulars) shall be made, then:

         14.1.1 you must promptly give us full details with copies of all correspondence; and

         14.1.2 you must do your best promptly to settle all such disputes and claims directly with your Debtors; and

         14.1.3 we may also settle or compromise (or require that you should settle or compromise) disputes on such terms as we may in our absolute discretion decide; but

         14.1.4 we do not have to give reasons for our actions; and

         14.1.5 you will be bound by such compromise.

         14.2 If we become aware that a Debtor is disputing a Debt or his liability to pay by its due date, we will normally, but need not, send you a "dispute notice". You must resolve the dispute within the period which we advise you. The Debt will be an Unapproved Debt whilst we await evidence satisfactory to us that the dispute has been resolved.

         14.3 If you receive or are advised of a claim to which the Debtor is entitled you must promptly raise a credit note. Unless we advise you otherwise, you must immediately deliver such credit note to the Debtor and include it on a Notification Schedule delivered to us together with a copy of the credit note. The amount of every credit note will be debited to the relevant accounts.

         14.4 We may at any time tell you either that you cannot send credit notes to Debtors without our prior consent or that any credit notes must be sent to us for our approval. We will then despatch those credit notes of which we approve and deal with the accounting of them in the same way as in Condition
14.3. Such additional service may incur a handling fee. We may also at any time require you with each credit note Notified to us to send us a cheque for its value.

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         14.5 The  provisions of Conditions  14.1 to 14.4 shall not affect those rights which we otherwise may have because this Agreement has been broken.

         15. INDEMNITY

         15.1 You will fully indemnify us against all losses, costs, demands and expenses of:

         15.1.1 obtaining the release of Debts from charges, trusts or other encumbrances or enforcing such release;

         15.1.2 assignments or Reassignments of Debts or Associated Rights or giving notices of Reassignment;

         15.1.3 taking guarantees, indemnities or security from any person, including a receiver;

         15.1.4 dealing with disputes by Debtors;

         15.1.5 enforcing either this Agreement or any guarantee or indemnity or any security given in respect of this Agreement or any such guarantee or indemnity;

         15.1.6   arising   out   of   any   alleged   set-off,    counterclaim,
contra-account, retention or abatement raised by a Debtor as a ground for refusing to pay a Debt;

         15.1.7 all matters arising from any breach by you of this Agreement.

         16. OUR INFORMATION REQUIREMENTS

         16.1 You must give us a signed copy of your full set of accounts, including your directors' and auditor's report or such other financial reports as we request, for each of your accounting reference periods (as defined in the Companies Act 1985). These must reach us as soon as you have them, but, in any event, no later than six months from the end of each accounting reference period.

         16.2 You must give us your unaudited profit and loss accounts and balance sheet at such intervals and for such period as we require. You will also give us such other financial reports that we may ask for. If we ask, you will procure that your auditors or external accountants at your expense report to us directly with all reports or information that we may ask for.

         16.3 You will let any employee, representative or agent of ours, at all reasonable times enter any of your business premises or locations under your control in order to:

         16.3.1 inspect Goods, stocks, Contracts of Sale and evidence of their performance;

         16.3.2 to verify, check and be provided with copies of all Accounting Records, orders, correspondence and such other documents as we require;

         16.4 We may at all times rely upon any signature or the act or communication (including oral communication or e-mail) of any person purporting to act on your behalf and the same shall be binding upon you irrespective of their level or absence of authority.

         17. CONTACTING DEBTORS AND OTHER PARTIES

         17.1 We may (without further authority from you):

         17.1.1 contact your Debtors as we think necessary, including verifying Debts;

         17.1.2 provide your bank, auditors, accountants and other professional advisers with such information about your accounts with us or the running of this agreement, as they may ask;

         17.1.3  obtain  from  your  bank,   auditors,   accountants  and  other
professional advisers such information as we may need.

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

         17.2 You confirm that you have authorised and directed the persons referred to in Condition 17.1.3 to give us such information.

         17.3 We may disclose this Agreement and any information which we have obtained:

         17.3.1   to  any   actual  or   potential   assignee,   transferee   or
sub-participant or party with whom we intend to novate this Agreement;

         17.3.2 to any  agency,  security  trustee,  agent  and/or  arranger  in
connection   with  any   financing   of  any  such   assignee,   transferee   or
sub-participant;

         17.3.3 in any listing particulars, prospectus or offering circular.

         18. TERMINATION EVENTS

         18.1 In addition to the right of either you or us to give notice to the other to end this Agreement under Condition 2.1, we may by notice immediately terminate it at any time after the happening of any of the following events:

         18.1.1 any breach or threatened breach by you of any term or condition of this Agreement including special financial or operational covenants (if any); or

         18.1.2 the breach or threatened breach or the termination of any contract between us and any of your Associates; or

         18.1.3 any application by any creditor of yours for a court order that we must pay money to your creditor; or

         18.1.4 if you have an obligation to a third party for repayment of borrowed money which is declared due prior to its stated maturity date or you do not pay it when due; or

         18.1.5  any  change  in  your  ownership,   control,   constitution  or
composition reasonably considered by us to prejudice our position; or

         18.1.6  breach  or   termination  by  you  or  a  third  party  of  any
representation warranty or undertaking given to us or the termination of any waiver, consent or priority arrangement in our favour; or

         18.1.7 your ceasing or threatening to cease to carry on your business referred to in the Particulars; or

         18.1.8 your Insolvency; or

         18.1.9 the Insolvency or death of any person who has given a guarantee, indemnity or security for your obligations to us, or the service of a Notice of intention to end such guarantee, indemnity or security or the legal disability of that person; or

         18.1.10 if you or any Associate of yours factors or discounts its debts, or any of them, with another party or attempts to do so.

         18.2 Upon your Insolvency or ceasing to trade, we may immediately debit your Current Account with an additional Service Charge of 5% of the Notified Value of the Debts then Outstanding or Notified to us thereafter in order to cover our additional administrative work.

         18.3 Upon or at any time after a Termination Event (whether or not we use our right immediately to end this Agreement), we may, with or without notice to you, do any or all of the following:

         18.3.1 increase the Discount by 2% per cent;

         18.3.2 charge a monitoring fee at our discretion of 1 % percent of all Debts thereafter notified to us upon their Notification;

         18.3 reduce the Advance Percentage, referred to in the Particulars, to zero or such other figure as we may decide;

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

         18.3.4 designate all or any Outstanding Debts as Unapproved Debts;

         18.3:5 make a special reserve against the Current Account of such level as we think we may need in order to cover your Liabilities;

         18.3.6 combine all your Current Accounts (if you have more than one);

         18.3.7 demand that you pay us immediately:

         (i) any debit balance on the Current Account or the combined Current Accounts;

         (ii) Discount accrued but yet not debited;

         (iii) an amount equal to all or any credit balances on Debtors' accounts;

         (iv) the amount of any Liabilities to the extent not yet debited to the Current Account.

         18.3.8 allow at least ten (10) calendar days for cheque clearances, before paying to you any credit balance on the Client Account;

         18.3.9 deliver a Notice of Reassignment to you of any or all Outstanding Debts.

         18.4 Upon the ending of this Agreement, for whatever reason:

         18.4.1 you must repurchase all Outstanding Debts from us at a price equivalent to the debit balance on the Current Account and all other sums due by you to us together with the amount of your Liabilities;

         18.4.2 you will not attempt to cancel any notices of assignment given to Debtors or attempt to collect Debts until you have paid the repurchase price in full under Condition 18.4.1 and we shall continue to own all Debts until it is so paid;

         18.4.3 you will be responsible for all credit balances on Debtors' accounts and indemnify us in respect of all claims by Debtors for them to the extent that we have not dealt with them through the Current Account and at our request you will advise Debtors who have such credit balances that you alone are responsible for them;

         18.4.4 we shall pay you any credit balance on the Current Account less the amount of your Liabilities but allowing at least ten calendar days for cheque clearances.

         18.5 Should we end this Agreement following a Termination Event then you will be responsible to us for an early termination fee equivalent to the Service Charges that would have been earned by us had we given the Minimum Period of Notice referred to in the Particulars. The amount per month that we would have earned shall be calculated at the higher of the amounts shown in
6.5.1 and 6.5.2.

         18.6 If you fail forthwith to pay the price under Condition 18.4.1:

         18.6.1 if we have not already  imposed a monitoring fee under Condition
18.3.2 we shall then debit the Current Account with a monitoring fee of 1 % of the Outstanding Debts at the date of termination; and

         18.6.2 if we have not already increased the Service Charge under Condition 18.2 we shall then debit the Current Account with a further Service Charge of 5% of the value of the Outstanding Debts at the date of termination to cover our increased administrative costs; and

         18.6.3 if we have not already  increased the Discount  under  Condition
18.3.1 we shall increase the Discount by 2% to reflect our increased risks.

         18.7 Except as otherwise provided, however this Agreement ends, it shall not affect the respective rights and obligations of you and us in respect of:

         18.7.1 any Debts which shall have come into existence prior to such termination; and

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

         18.7.2 all transactions or events having their inception prior to such termination, including the continuation of Discount and our rights to set-off monies or combine accounts.

         Such rights and obligations (including the continuation of the Discount, if applicable) shall remain in full force and effect until all monies due from you shall have been received by us and all monies due from us to you shall have been paid.

         18.8 Any discharge of your obligations to us shall be of no effect to the extent that any receipt by us shall later be set aside.

         19. EXPORT DEBTS

         Where the Particulars show that it also extends to Export Debts then the provisions of this Condition and its special conditions (if any) shall additionally apply.

         19.1 In this Condition the following words shall have the meanings set out opposite each of them:

         "Approved Territory" A country, territory, region or continent (if any) referred to in D.10 of the Particulars or as may be advised to you in writing from time to time.

         "Export Debt" A Debt whose invoice is addressed to a Debtor outside the United Kingdom and/or in respect of which payment is to originate from outside the United Kingdom.

         "Foreign Factor" The Company referred to in Condition 19.7.

         19.2 The definition of a "Non-Notifiable Debt" is extended to include:

         19.2.1 all Debts, which under the Sale Contract are to be discharged, wholly or in part, by letters of credit; and

         19.2.2 all Debts where the invoice is addressed to a Customer outside an Approved Territory.

         19.3 The definition of "Delivered" in relation to Export Debts shall be amended by deleting in sub-Section 2 thereof the words "United Kingdom "and replacing them by "Approved Territory".

         19.4 When you Notify us of an Export Debt you will be treated as additionally warranting to us that:

         19.4.1 payment of the Debt will be legally enforceable against the Debtor in the country to which the invoice is addressed, such country being an Approved Territory;

         19.4.2 the Debtor has all authorities, licenses and permits necessary for him lawfully to purchase and import the Goods and to pay for them in the United Kingdom by their due date for payment free of any deductions whatsoever either to you or, following a notice of assignment, to us;

         19.4.3 the exportation of the Goods does not breach the laws of the United Kingdom or any other country or territory.

         19.5 We may at any time remove any country, territory, region or continent from the definition of Approved Territory by written notice to you but this shall not affect Debts Notified to us prior to our despatch of such notice.

         19.6 We shall be entitled at any time to require you to deliver to us and not to the Debtor, with as many copies as we may require, the original of each invoice or credit note, each bill of lading (drawn to order and blank endorsed), airway bill, customs form, commercial and consular invoice and certificate of origin, insurance document, bill of exchange, draft or negotiable instrument, and such other documents as we may require for the enforcement of our rights. Upon receipt we shall forward them at your expense to the Customer (or such other persons or organisations as are appropriate).

         19.7 We may sell, assign or otherwise transfer an Export Debt to any factoring Company outside the United Kingdom that we may choose, for the purpose of collections (unless you have our agency to collect Debts). Payment of an Export Debt to an Export Factor shall not be treated as receipt by us for the purposes of this Agreement nor shall we have any liability in respect thereof

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

until the proceeds have been received by us. You will carry out any additional procedures required by the Foreign Factor.

         19.8 Where there is any conflict between the terms of this Condition and the remainder of this Agreement then the terms of this Condition shall prevail.

         20. NON-RECOURSE

         20.1 Where the Particulars show that this non-recourse is to be incorporated into this Agreement then we will purchase certain of your debts on a nonrecourse basis subject to the provisions of this Condition.

         20.2 In this Condition the following expressions shall have the meanings set out below against each of them.

         "Approved Debt" a Debt or part of a Debt within a Credit Risk Limit granted (and not withdrawn) by us other than: (1) an Initial Debt; or (2) an Unapproved Debt; or (3) a Debt within a First Loss.

         "Credit Risk Limit" in relation to a specified Debtor - at anytime the maximum value then determined by us, in our absolute discretion, of its Outstanding Debts which we are prepared to designate as Approved Debts.

         "First Loss" the higher of either the amount or the percentage shown in the D13 of the Particulars as the "First Loss" up to which within a Credit Risk Limit shall not be Approved Debts.

         "Initial Debt" a Debt Outstanding on the commencement date of this Agreement.

         20.3.1 At our discretion we may establish or decline to establish Credit Risk Limits. Debts within Credit Risk Limits will be treated as Approved Debts in the order in which they are Notified to us. No initial Debt can be an Approved Debt. The establishment of Credit Risk Limits, changes and withdrawals thereto will take place in accordance with the procedures set out in this Condition 20. Failure by you to comply with such procedures will change the status of an Approved Debt to an Unapproved Debt without notice.

         20.3.2 After the date that this Agreement is made we will investigate the status of each of your Debtors. You must provide us with the information that we require together with an indication of the Credit Risk Limits you want. We will advise you of the Credit Risk Limits that will apply until further notice to Debts of those Debtors coming into existence after the Commencement Date.

         20.3.3 After we have established a Credit Limit, if at any time you have:

         20.3.3.1 Debtor who was not indebted to you at the  Commencement  Date;
or

         20.3.3.2 Debtor with whom you are or will be trading on payment or Settlement discount terms more generous than those shown in the Particulars; or

         20.3.3.3 Debtor for whom you consider our existing Credit Risk Limit is less than the expected Outstanding Debts of that Debtor; or

         20.3.3.4 Debtor in respect of whom you have been required by us to apply for a revised Credit Risk Limit then you will submit to us our standard form requesting a Credit Risk Limit together, with any information we specify.

         20.3.4. A request for a Credit Risk Limit must only be delivered to us in writing by post or by facsimile (or by any other agreed method).

         20.3.5 You will ensure that the information given to us under Condition
20.3.2 or in a request for a Credit Risk Limit will be true and accurate. If after delivery of such request, you become aware of any change to the information given, you must immediately advise us of it. You must also advise us if you change your credit or discount terms for any Debtor.

         20.3.6 We may at any time suspend a Credit Risk Limit for such period and on such terms as we see fit. Any Debts created or Notified during the period of suspension shall not be Approved Debts.

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

         20.3.7 We may at any time establish, change or remove a Credit Risk Limit for any Debtor with immediate effect upon our dispatching a notice about the same to you. Any removal or change will only affect Debts subsequently Notified to us after such removal or change which arise from Goods subject to Delivery thereafter.

         20.3.8 A Credit Risk Limit previously given shall automatically be withdrawn without notice to you if:

         20.3.8.1 the Debtor prohibits the assignment of any Debt; or

         20.3.8.2 the Debtor will not accept our ownership of Debts; or

         20.3.8.3 you request us not to pursue our collection procedures against Debtors or, as our collection agent, you do not pursue proper collection procedures against a Debtor and then all Outstanding Approved Debts and all future Debts of that Debtor will not be treated as Approved Debts;

         20.3.9 If this agreement ends, all Credit Risk Limits previously given shall automatically be withdrawn without notice or further formality and then all Outstanding Debts shall be Unapproved Debts.

         20.3.10 Upon or at any time after a Termination Event we can withdraw any Credit Risk Limits and treat any previously Approved Debts as Unapproved Debts. The exercise of this entitlement shall be at our absolute discretion.

         20.3.11 Any Credit Risk Limit will only be valid for as long as the particulars submitted by you in seeking such Credit Risk Limit remain unchanged. Any alteration without our prior approval will automatically cancel the relative Credit Risk Limit given and the Debts within such cancelled Credit Risk Limit it shall rank as Unapproved Debts. Approval to an alteration can only be given in writing.

         20.3.12 When a Remittance is received this may enable further Debts to become Approved Debts. If a Remittance is dishonoured the total value of Approved Debts shall not exceed the amount of the Credit Risk Limit in force a the time of the Notification of the Debt whose Remittance has been dishonoured.

         20.3.13 Any Remittance received by us may be allocated against Approved Debts before any other Debts irrespective of any instructions or allocation given or made by the Debtor or you;

         20.4.1 Upon the insolvency of a Debtor we shall debit the Notified Value of the Approved Debts to the relevant account and credit the Current Account with the Purchase Price and reflect the same amount to the relevant Debtor' accounts. The Purchase Price will be calculated by taking the Notified value of the Debts to the Debts Purchased Account and then deducting:

         20.4.1.1 firstly the VAT included in such Debts; and

         20.4.1.2 secondly the First Loss.

         20.4.1.3 thirdly any Discount or Service Charges to the extent not so far debited.

         In order for you to reclaim any VAT we will reassign the Debt to you.

         20.4.2 If an Approved Debt has been reassigned to you following the Insolvency of a Debtor:

         20.4.2.1 you will use your best endeavours to recover payment of the Debt (including any dividend from the estate of the Debtor); and

         20.4.2.2 we may complete and lodge in your name a proof or statement of debt with in the Debtor's estate; and

         20.4.2.3 you will pay to us any future sums (after deduction of the relevant VAT) which you recover in respect of such Approved Debt and will hold such sums in trust for us until paid to us.

         20.5 Where there is any conflict between the terms of this Condition 20 and the remainder of this Agreement then the terms of this Condition 20 shall prevail.

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

         21. PARTNERSHIP AND SOLE TRADERS

         21.1 If you are a  partnership,  the  provisions of Conditions  21.2 to
21.11.2 and Conditions 20.13 to 21.15 additionally apply. If you are a sole trader, Condition 21.11.13 to 21.11.15 additionally apply. Partnership

         21.2 Any reference to you shall be treated as a reference to your firm and to any one or more of your partners. Your undertakings and warranties to us shall also be treated as given by each of your partners whose obligations to us shall be joint and several.

         21 3 The persons signing this Agreement comprise all your partners.

         21.4 We shall have all of these rights:

         21.4.1 to release or conclude an arrangement or compromise with any one or more of your partners, without affecting our rights against the others;

         21.4.2 to treat a notice or demand by us to any of your partners as a notice or demand given to the others;

         21.4.3 to treat a notice or demand by any of your partners to us as a notice or demand given by all of your partners (but we shall not be obliged to treat a notice or demand in this way);

         21.4.4 to treat this Agreement as binding upon any executor, administrator or personal representative of any of your partners and upon any committee, receiver, trustee, supervisor or other persons acting on behalf of any of you;

         21.4.5 to treat any variation of this Agreement which is required to be signed by you as binding on you if signed by one or more of your partners.

         21. 5 We may immediately end this Agreement at any time after the death, retirement, dismissal or other event by which any of your partners shall cease to be a member of your partnership or the dissolution of the partnership for any reason.

         21.6 We may treat the power to act in your name as if these were added after the words "to act as your attorneys" the words "or to act as the attorneys of each of your partners".

         21.7 If at any time a partner dies or ceases (or intends to cease) to be a member of your partnership ("a Retiring Partner") you will immediately give us written notice of that fact. Without affecting any other rights of ours under this Agreement the following provisions shall apply:

         21.7.1 a Retiring Partner in respect of whom such notice has been given to and acknowledged by us will have no rights or liabilities in respect of any Debts created after the date of such acknowledgment but will remain liable to us for all matters in connection with Debts created before such acknowledgment.

         21.7.2 until we receive and acknowledge such notice in respect of a Retiring Partner he shall remain fully liable to us.

         21.8 If you intend to:

         21.8.1 take in a new partner; or

         21.8.2 change your trading style, or adopt another style; or

         21.8.3 change your domicile to a legal jurisdiction outside England and Wales; or

         21.8.4 change your constitution; or

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

         21.8.5 transfer your assets or business to another legal entity then you will immediately give us written notice of such intention and sign such documents at your expense as we may require. However we may within one month of such notice immediately end this Agreement or may exercise our rights under this Agreement as if such intention were a Termination Event.

         21.9 Until we exercise any rights set out above or any of our rights following a Termination Event, this Agreement shall remain effective despite any change in your constitution, composition or legal personality, and whether by death, retirement, addition or otherwise. Despite any change in the members of your partnership we may treat this Agreement as continuing. Unless otherwise agreed we may account to the partnership or exercise all rights of set-off or retention as if there had been no such change.

         21.10 You warrant that each partner's residential address is correctly stated in the Client Particulars. You will advise us of any changes.

         21.11 In addition to the provisions in this Agreement concerning the service of notices and process any written notice from us to you and any proceedings issued by us requiring service on you may be given or served by:

         21.11.1 IF YOU AREA PARTNERSHIP - delivering it at or posting it to the last known residential or business address of any partner; or

         21.11.2 IF YOU ARE A PARTNERSHIP - by handing it personally to any partner of yours; or

         21.11.3 IF YOU AREA SOLE TRADER - delivering it at or posting it to your last known residential address or business address; or

         21.11.4 IF YOU ARE A SOLE TRADER - by handing it to you personally.

         21 12 IF YOU ARE A SOLE TRADER:

         21.12.1 Condition 20.4.4 shall apply as if the words " any of your partners" and "any of you" were replaced by "you";

         21.12.2 you will not enter into a partnership with any person unless you have our prior written consent;

         21.12.3 if you enter into a partnership or incorporate in breach of Condition 21.12.2 and we accept offers in respect of the Debts of such partnership or corporation (as the case may be) we shall treat them as subject to all the terms of this Agreement. The partnership or the corporation (as the case may be) shall be bound by this Agreement. This Agreement shall then be treated as amended mutatis mutandis.

         21.13 PARTNERSHIP AND SOLE TRADER

         Whether you are a sole trader or a partnership:

         21.13.1 you agree with us in our view that at all times the debit balance on the Current Account will exceed (pound)25,000 (twenty five thousand pounds) and that accordingly Section 10(3)(b)(iii) of the Consumer Credit Act 1974 will not apply;

         21.13.2 we are authorised to pay all sums due to you under this Agreement to your bank account notified by you to us in writing; such authority shall remain in effect until we otherwise agree following your written request.

         21 14 You will deliver a true copy of your annual profit and loss account and balance sheet and any notes attached to them duly certified or at our request audited by a firm of Chartered or Certified Accountants as soon as you receive them and in any event within 6 months of the end of each of your financial years.

         21 15 If there is any conflict between the terms of this Condition 21 and the rest of this Agreement then the terms of this Condition 21 shall prevail.

         22. FOREIGN CURRENCY DEBTS

         22.1 Where the Particulars to this Agreement show that debts due in foreign currencies are to be incorporated into this Agreement then we will purchase Debts expressed in currencies other than sterling and the terms of this Condition 22 shall additionally apply.

         22.2 In this Condition 22 the following expressions shall have the meaning set out opposite:

         "Approved Currency" A currency appearing in the list in D14 of the Particulars or such other currencies as we may tell you in writing.

         22.3 The definition of a "Non-Notifiable Debt" in this Agreement is extended to include all Debts:

         22.3.1 which under the Sale Contract are to be discharged, wholly or in part, by letters of credit; and

         22.3.2 which under the Sale Contract are expressed in a currency other than an Approved Currency.

         22.4 Where Debts are expressed in different currencies each currency must be separately Notified to us.

         22.5 We will pay the Purchase Price (including any Advance) in the currency of the Debt. You will pay us a fee equivalent to all fees, commissions and charges which our bankers would normally charge for making payment in the foreign currency concerned. In the event of any disagreement as to the amount of such fee, it shall be conclusively determined by a certificate signed by our Company Secretary or Finance Director.

         22.6 Any of your obligations to us in a foreign currency may be converted into sterling. We may then demand payment from you or debit such obligation or exercise set-off in sterling. We shall use the rate of exchange notified by our bankers four the date that we make such demand or debit.

         22.7 Where any obligation of yours to us is shown in any schedule in sterling or "its currency equivalent" this means that we can accept payment, exercise make any entries in the relevant accounts, including the Current Account in sterling or in any Approved Currency at our discretion.

         22.8 If a Debtor sends us a Remittance in a currency other than that of the Debt, we shall `convert the Remittance to the currency of Debt. You will be responsible for all bank charges, fees and commissions incurred in such conversion together with all resulting exchange rate losses..

         22.9 When a debt is Notified to us you will be treated as warranting to us that the invoice is expressed in sterling or an Approved Currency in accordance with the Contract of Sale and that the Debtor has all authorities and permissions necessary to discharge the Debt by its due date in sterling or such Approved Currency, without making any deductions whatsoever.

         22.10 Where any Current Account is kept in a currency other than sterling the definition of Base Rate for the purposes of calculating the discounting charge in respect of that currency shall be the rate at which it would cost us to borrow such currency from our bankers as conclusively certified by our Company Secretary (whether or not we actually have to borrow).

         22.11 Where we have to add together the balances on two or more accounts recording transactions between you and us and such accounts are in different currencies, we will use the prevailing spot rate as published by a clearing bank chosen by us.

         22.12 We may, at any time, remove any currency from the definition of Approved Currency by written notice to you but this shall not affect Debts Notified to us prior to our despatch of such notice.

         22.13 Where there is any conflict between this Condition 22 and the remainder of this Agreement then the terms of this Condition 22 shall prevail.

         23. GENERAL

         23.1 We may novate to any other party any or all of our obligations, rights and remedies. This Agreement shall bind and ensure to the benefit of our successors and assigns. You consent to such novation.

         23.2 Except where the context otherwise requires, references to "we" or "us" shall include our successors, assignees and transferees in clauses and conditions conferring benefits and/or rights on us; in clauses and conditions imposing obligation on us, such references shall extend to such successors, assignees', and transferees only if they shall specifically assume such obligations.

         23.3 You will not, without our written consent, assign or charge any of your rights or benefits or delegate any of your duties under this Agreement. You will not dispose of any part of your business, assets or undertaking, except in the ordinary course of your business stated in the Client Particulars. You will not create an mortgages, charges or security (except a lien in the ordinary course of business) on or over your assets or undertaking.

         23.4 We shall not be liable to you for any consequential, secondary or indirect loss, injury or damage or any loss of or damage to goodwill, profits or anticipated savings (however caused). However, nothing shall operate to excuse a from liability to any extent caused by the fraud of any of our officers.

         23.5 We shall have no liability to you if we are delayed in or unable to perform our duties directly or indirectly because of an event of Force Majeure.

         23.6 Any waiver or apparent waiver by us of any breach of any obligation or provision contained in this Agreement cannot be treated as a general waiver or be construed as implying or establishing consent to any subsequent breach.

         23.7 We may use all or any of the rights and remedies contained in this Agreement. They are not exclusive of each other or of any rights or remedies given to us by law. If we choose not to enforce or cannot enforce any term, this will not affect our right to enforce the rest of this Agreement or to enforce that term at a later date. Also, such rights and remedies shall not be affected if we compromise with any Debtor.

         23.8 This Agreement is considered by both you and us to be reasonable. Should any part of it be valid only if some other part were deleted then this Agreement will apply as if it were so deleted. The remainder of this Agreement will not be affected by such deletion.

         23.9 Except, where other conditions refer to the contrary, changes to this Agreement can be made between you and us in any way but will only come into effect on the date stated in our written confirmation to you of such change or if no such date is stated upon despatching such confirmation.

         24. SERVICE OF NOTICES AND PROCESS

         24.1 Except as stated to the contrary in this Agreement, any written notice from us to you and any proceedings issued by us requiring service on you may be given or served by delivering it at or posting it to:

         24.1.1 your address stated in the Particulars or to such other address of yours advised to and acknowledged by us as being effective for the purposes of this Condition; or 24.1.2 your registered office; or

         24.1.3 any address last known to us at which you carried on business.

         It may also be handed to any officer of yours. Such notice may also be given by facsimile transmission or electronic medium to your number or address acknowledged by us for communication by such means.

         24.2 Any such notice or process shall be considered served:

         24.2.1 if delivered - at the time of delivery; or

         24.2.2 if sent by post - 48 hours from the time of posting; or

         24.2.3 if sent by facsimile transmission or electronic medium - at the time of transmission; or

         24.2.4 if handed over - at the time of handing over.

         24.3 Any notice in writing by you to us under this Agreement shall take effect at the time it is received by us at our registered office or at such other address we advise you of in writing for this purpose.

         25 LAW AND JURISDICTION

         25.1 This Agreement and our relationship with you is to be governed and interpreted by English law. You submit to the jurisdiction of the English courts. However we may use the courts of any other jurisdiction in our absolute discretion.

         26. DEFINITIONS AND INTERPRETATION

         26.1 In this Agreement the following words and expressions have the meanings set out against each of them:

         "Accounting Records" All of the following:

         (1) books and records needed to be kept by law;

         (2) accounting books, ledgers and records, including computer records and materials about your financial position, purchases and sales;

         (3) all documents evidencing entries in such accounting books, ledgers and records.

         "Advance" A payment on account of the Purchase Price of each Debt, provided it is not an Unapproved Debt, calculated by applying to it the Advance Percentage specified in the Particulars.

         "Advance Percentage" The percentage shown in the Particulars.

         "Advance Period" The period specified in the Particulars, at the end of which a Debt shall immediately and without further formality become an Unapproved Debt, or such other period as we may decide.

         "Agreement" The Debt Purchase Agreement between you and us (including, without limitation, the Client Particulars and the Particulars contained in it), these Standard Conditions and all other annexes incorporated into such Debt Purchase Agreement from time to time and as it may hereafter be amended, varied, modified, supplemented, extended, renewed, restated or replaced.

         "Associate" Any subsidiary or holding company (if any) of yours as defined in sections 736 and 736A of the Companies Acts 1985 to 1989 or any other form of associate of yours as defined in s.184 Consumer Credit Act 1974 or a director, partner, shareholder, employee of yours or the spouse of any of them.

         "Associated Rights" In relation to any Debt or Returned Goods any of the following:

         (i) all your rights by law as an unpaid vendor or under the Contract of Sale (but without any obligation on us to complete or perform the Contract of Sale);

         (ii) all evidence of the Contract of Sale or its performance or any disputes arising;

         (iii) all documents of title to goods, warehouse keepers receipts, bills of lading, shipping documents, airway bills or similar;

         (iv) the benefit of all insurances and all rights and powers under the policies;

         (v) all Remittances, securities, bonds, guarantees and indemnities;

         (vi) all Accounting Records to do with the Debt;

         (vii) all Returned Goods and proceeds of sale;

         "Availability" Your entitlement to take further Advances in respect of Debts, calculated by:

         (1)  taking  the  credit  balance  on  the  relevant   control  account
reflecting the prospective Purchase of the Debts and deducting the amount of all Unapproved Debts; and

         (2) multiplying the resultant sum in (1) by the Advance Percentage; and

         (3) from the resultant sum in (2) deducting:

             o  any existing debit balance on the Current Account; and

             o  any special reserves created  by us; and

             o the amount (if any) of your Liabilities (if we decide to take them into account).

         "BACS" The Bankers Automated Clearing System.

         "Base Rate" the sterling Base Rates quoted, from time to time, by Barclays Bank Plc (and its successors from time to time) or such other UK clearing bank as we may select; or

         "CHAPS" The Clearing House Automated Payments System.

         "Client Particulars" the Client Particulars mentioned in Clause A of the Debt Purchase Agreement between you and us.

         "Client Review Limit" The financial limit shown in the Particulars, beyond which the Current Account may not be overdrawn

         "Contracted Value" In relation to a Debt - the amount payable by a Debtor in accordance with the Contract of Sale after taking into account any deduction, discount, claim or allowance, however arising.

         "Contract of Sale" A contract in any form, including a purchase order, between you and a Debtor for the sale or hire of Goods or the provision of services or work done and materials supplied.

         "Current Account" An account operated by us which will be used, inter alia, to calculate Discount.

         "Debt" Any obligation (present, future or contingent) of a Debtor to make payment under a Contract of Sale, including:

         (1) the future right to recover sums due following the determination, assessment or agreement of the amount of the obligation; and

         (2) Value Added Tax; and

         (3) all duties and charges together with its Associated Rights or where the context allows a part of such obligation or its Associate Rights.

         "Debtor" A person who incurs or may incur any indebtedness under a present or future Contract of Sale.

         "Debtor Advance Monetary Limit" Monetary limit established by us in our absolute discretion in respect of each Debtor. Debts in excess of a Debtor Advance Limit will be Unapproved Debts.

         "Debtor Concentration" The percentage shown in the Particulars of the aggregate of all Advances made to one Debtor in relation to the aggregate of all Advances made in respect of all Outstanding Debts of all Debtors or such other percentage as we may from time to time stipulate.

         "Delivered" In relation to Goods -

         (1) their removal from your control and from your premises, carriers and agents; and

         (2) their physical delivery in the United Kingdom to the Customer or to the Customer's Order; and

         (3) the assumption of risk therein by the Customer; and

         (4) complete performance of the Sale Contract.

         In relation to services - their complete performance.

         "Deliver" and "Deliver" are to be similarly construed.

         "Discount"  The  deduction  from  the  Purchase  Price   calculated  in
accordance with Condition 6.1.

         "Force Majeur" An act of God, natural disaster, any exchange control, governmental or other official regulations or requirements, the outbreak of war, any terrorist act, revolution, civil insurrection, strike, lockout, industrial action or failure of postal, banking or communication services, failure of any computer or information system to be Millennium compliant and any circumstances outside our or a customer's reasonable control.

         "Goods" Any merchandise, or where the context admits, the services in each case the subject of a Contract of Sale.

         "Insolvent"

         (A) In relation to you or any guarantor or indemnifier of your obligations to us - any of the matters in paragraphs (1) to (7) immediately following:

         (1) the issue of a petition or application, the calling of a meeting or making proposals for any of the matters in items B (2) to (4) following;

         (2) - any part of your income or assets, being subject to:

         (a) seizure,  distress, diligence or lien; or

         (b) enforcement  of security rights; or

         (c) execution of legal process; or

         (d) sequestration ; or

         (e) an injunction; or

         (f) attachment; or

         (g) other legal process.

         (3) - the service of any  statutory  demand  under the  Insolvency  Act
1986;

         (4) - the entry of any judgment, order or award which shall remain unsatisfied or whose terms shall not be complied with for seven days (except pending any appeal);

         (5) - an application for a garnishee order;

         (6) - giving notice of the intended suspension of payments of debts;

         (7) - being deemed by section 123 of the Insolvency Act 1986 to be unable to pay debts;

         - the taking of any steps for the commencement of any proceedings in respect of any of the above matters in this definition;

         (B) In relation to a Debtor  -any of the matters in  paragraphs  (1) to
(4) immediately following:

         (1) in relation to an individual bankruptcy or sequestration or the granting of a trust deed for the benefit of creditors;

         (2) in relation to a company - a resolution for voluntary winding up by reason of insolvency, a winding up order, the appointment of an administrator under the Insolvency Act 1986 or the appointment of a receiver (whether in or out of court) or an administrative receiver of any of its assets or income;

         (3) in relation to a partnership - its bankruptcy, winding up or an administration order or the bankruptcy of any Partner;

         (4) in relation to any person entry into a voluntary arrangement under the Insolvency Act 1986 or any formal or informal arrangement generally for the benefit of creditors;

         "Insolvency" shall be construed accordingly.

         "Liabilities" Monies payable or possibly payable in future whether or not arising under this Agreement by you to us including liability (whether accrued or contingent and whether as principal or surety:

         (1) arising from debts transferred to us by any of your suppliers; or

         (2) as a guarantor or indemnifier for another client of ours; or

         (3) as a counter-guarantor or indemnifier;

         (4) for the breach of your obligations to us; or

         (5) discount, fees and charges, or

         (6) arising by operation of law; or

         (7) under or by virtue of any other facilities whatsoever extended by us to you or at your request; or

         (8) pursuant to any other agreement between us and our reasonable estimate of such monies where the amount cannot be immediately ascertained.

         "Minimum Service Charge" The amount, if any, so referred to in the Charge" Particulars.

         "Non-Notifiable Debt" A Debt, owned by us under this Agreement, which must not be Notified to us until we tell you, including those referred to in Condition 12.1.7 and such other Debts as at any time we tell you about. "Notification" Your notification to us, in such a way as we may specify, of all Debts and credit notes which have come into existence but which have not previously been Notified to us together with such evidence of the performance of the Contract of Sale or reasons for a credit note as we may specify.

         "Notified"/"Notify"/"Notifying" Inclusion of a Debt in an Offer or a Notification delivered to us.

         "Notified Value" The amount of the Debt as shown in an Offer or Notification.

         "Offer" An unconditional offer to sell a Debt to us with full title guarantee to be made in such form and with such evidence of the performance of the Contract of Sale as we may specify and where more than one Debt is at the same time subject to an Offer it shall be treated as an independent offer to sell us each Debt so offered each of which may be accepted or rejected by us entirely at our discretion.

         "Outstanding" In relation to a Debt - undischarged by the Debtor or a third party.

         "Particulars"   The   particulars   appearing  in  Clause  D  (and  its
sub-clauses) of the Debt Purchase Agreement between you and us.

         "Purchase Price" The price payable by us for a Debt calculated in accordance with Condition 4.1.

         "Reassignment" Our right to require you to repurchase an Outstanding Debt at a price equivalent to the lesser of its Notified Value or the Advance paid in respect of it.

         "Recourse" Our right to require you immediately to repay to us any Advance paid to you in respect of an Unapproved Debt.

         "Remittances" Cash, cheques, bills of exchange, negotiable and non negotiable instruments, letters of credit, electronic payments, BACS, CHAPS and any other remittance or instrument of payment in whatever form received by us, you or your agents towards discharge of a Debt.

         "Returned Goods" Any Goods relating to or purporting to comply with a Contract of Sale which any Debtor shall for any reason:

         (1) reject or give notice of rejection; or

         (2) return or attempt to or wish to return to you or us; or

         (3) which you or we recover from a Debtor.

         "Service Charge" Our charge to you for the services to be rendered under this Agreement calculated in accordance with the Particulars and the Conditions.

         "Termination Event" Any event listed in Condition 18.1.

         "Unapproved Debt" A Debt:

         (1) which is disputed or in respect of which the Debtor shall dispute their liability to pay or to pay us or pay it by its due date for payment; or

         (2) which is subject to a claim by the Debtor for set-off or is subject to a contra account, counterclaim, retention or abatement (other than any prompt payment discount not greater than that referred to in the Particulars);

         (3) in respect of which you are in breach of:

         (i) any undertaking or warranty given by you; or

         (ii) any other obligations of yours to us arising from it; or

         (4) which remains Outstanding after the end of the Advance Period; or

         (5) owing by a Debtor for whom no Debtor Advance Limit exists;

         (6) in excess of any Debtor Advance Limit; or

         (7) owing by any Debtor in excess of the Debtor Concentration ; or

         (8) in respect of which legal proceedings have been threatened or issued; or

         (9) where the Debtor is Insolvent; or

         (10) a Non-Notifiable Debt; or

         (11) specified by us at any other time.

         "United Kingdom/UK" The United Kingdom of Great Britain and Northern Ireland, the Channel Islands and the Isle of Man.

         "UK Debt" A Debt evidenced by an invoice addressed to a Debtor in the United Kingdom.

         "VAT" Value Added Tax.

         "Working Day" any day except Saturday, Sunday, public or bank holidays.

         26.2.

         26.2.1 Any reference to a statute includes any amendment or replacement or reenactment of that statute, for the time being and any order and any subordinate legislation made under it.

         26.2.2 The singular includes the plural and vice versa. Reference to any gender shall include any other gender. References to a person or party shall be construed as references to any person, firm, company, corporation or any association partnership or government, whether local, national or supranational or other official body.

         26.2.3 The meaning of general words introduced by the word "other" is not to be limited by reference to any preceding words.

         26.2.4 Where in the meaning of a word or expression used in this Agreement has to be considered in relation to any place outside England and such word or expression has no exact counterpart in that place, it is to have the meaning of its closest equivalent in that place.

         26.2.5 The interpretation and construction of this Agreement shall not be affected by any headings. These are only provided for convenience.

         Signed by one authorised signatory on behalf of both you and us to indicate our confirmation that these are the Standard Conditions incorporated into the Debt Purchase Agreement between you and us.


Signed for us:  /s/ FAIZAL BAIYAT         Signed for us:  /s/ RICHARD JOHN HUGGINS
               ------------------------                   -------------------------
Full Names:     /s/ FAIZAL BAIYAT         Full Names:     /s/ RICHARD JOHN HUGGINS
               ------------------------                   -------------------------


Signed for you: /s/ VIJAY KUMAR CHADHA    Signed for you: /s/ MARTIN DEREK MONNICKENDAM
               ------------------------                   ------------------------------
Full Names:     /s/ VIJAY KUMAR CHADHA    Full Names:     /s/ MARTIN DEREK MONNICKENDAM
               ------------------------                   ------------------------------


                             Date /s/ 9th APRIL 2002

                             DEBT PURCHASE AGREEMENT

                                 DCD FACTORS PLC

                                      With

                         IGNITION ENTERTAINMENT LIMITED

                             DEBT PURCHASE AGREEMENT

         (1) DCD FACTORS PLC (a company incorporated in England and Wales with official registration number 3330970) of Churchill House, 142-146 Old Street, London EC1 9BW ("we" /"us").

         AND

         (2) The Client whose details appear immediately below ("you")

         CLIENT PARTICULARS

A.           NAME:                          Ignition Entertainment Limited
             COMPANIES REGISTRY NO:         04293817
             PRINCIPAL PLACE OF BUSINESS:   168-172 Brooker Road, Waltham Abbey,
                                            Essex, London EN9 1 JH
             NATURE OF YOUR BUSINESS:       Development, Manufacturing and
                                            Distribution of Video Games

         PURPOSE

         B. This is an Agreement for us to provide you with financing services, including the sale by you and purchase by us of those of your Debts referred to in the Particulars.

         INCORPORATION OF CONDITIONS

         C. This Agreement incorporates the Conditions (the "Conditions'), referred to in the Particulars mentioned in D below (the "Particulars"), which have been supplied by us to you. Reference to "the Agreement" or "this
Agreement" here and in the Conditions shall include this document, the Conditions, and additional annexes (if any) referred to in the Particulars. There are no other terms agreed between us. Certain words used have special meanings. They start with capital letters and their meanings are explained in Condition 26. The condition numbers referred to in parentheses indicate where, inter alia, these Particulars are referred to in the Conditions.

         D. THE PARTICULARS


D1       CONDITIONS INCORPORATED IN THIS AGREEMENT     *         Standard Conditions for the Purchase of Debts
                                                                 with Notice (Editions 2001)
         ANNEXES INCORPORATED IN THIS AGREEMENT        *         /s/ 09TH APRIL 2002
         (if any)                                                -------------------
D2       (a)    DATE THIS AGREEMENT IS MADE                      /s/ 09TH APRIL 2002
                                                                 -------------------
         (b)    COMMENCEMENT DATE:                               The later of the Date of this Agreement or the
         (Conditions 2.1)                                        date when the requirements in Paragraph D16 (if
                                                                 any) have been complied with to our satisfaction
         (c)    MINIMUM PERIOD OF THIS                           TWELVE months from the Commencement Date
         AGREEMENT: (Condition 2.1)
         (d)    MINIMUM NOTICE PERIOD:                           Three months
         (Condition 2.1)
D3       DEBTS TO WHICH THIS AGREEMENT APPLIES:                  All UK Debts
         (Condition 1.1)                                         All Export Debts



         N.B.  In paragraph D4 to D14 of these Particulars

         (i) the provisions in the column headed UK Debts shall only apply to UK Debts and the provisions in the column (if any) headed Export Debts shall only apply to Export Debts (but if the column headed Export Debts is not fully completed, then such Export Debts are not included);

         (ii) if we keep the Current Account and any other relevant accounts in respect of UK Debts in currencies other than sterling then any sum expressed in sterling shall be treated as if the words "or its currency equivalent" were also added.

         UK DEBTS EXPORT DEBTS


                                            UK DEBTS                            EXPORT DEBTS

D4          Client Review Limit:            (pound)500,000                      (pound)N/A or its currency equivalent
            (Condition 5.4)

D5          Advance Percentage:             75%                                 N/A %
            (Condition 26)

D6          Debtor Concentration            35% unless pre-agreed with DCD      N/A %
            (Condition 26)

D7          Advance Period                  90 days from Invoice Date           N/A days From Invoice Date
            (Condition 26)

D8          Discount                        3% above Base Rate                  N/A % above Base Rate
            (Condition 6.1)

D9          Service Charge                  1.25% of the Notified Value of      N/A % of the Notified Value of each
            (Condition 6.2)                 each Debt                           Debt

D10         Minimum Service Charge:**       In any period of one month          In any period of one month.(pound)N/A
            (Condition 6.3)                 (pound)500                          or its currency equivalent

                                                                                *8 Where both UK Debts and Export
                                                                                Debts are both subject to this
                                                                                Agreement, the Minimum Service
                                                                                Charge in respect of all Debts shall
                                                                                be(pound)N/A
                                                                                .......................................
                                                                                (instead of separate Minimum Service
                                                                                Charges)



For the purposes of Export Debts, an Approved Territory is N/A (see Condition 19)

Special Conditions (if any) applicable to Export Debts


D11         YOUR PAYMENT AND SETTLEMENT      N/A days from N/A                  N/A days from N/A with a settlement
            DISCOUNT TERMS:                  With a settlement discount         discount not exceeding N/A %.
            (Condition 13.1.7)               not exceeding N/A %.

D12         CHAPS ADMINISTRATION CHARGE     (pound)25                           (pound)N/A or its currency equivalent
            (Condition 6.6)

D13         NON-RECOURSE
            (Condition 20)



Condition 20 shall not be applicable unless the word "NON-RECOURSE" is written below
                                    N/A

         If Condition 20 is applicable, then the First Loss in respect of the Approved Debts of each Debtor shall be the higher of either (pound) N/A or N/A % of such Debts


D14         Foreign Currency Debts
            (Condition 22)

Condition 22 (relating to foreign debts) shall not be applicable unless the expression "FOREIGN CURRENCY DEBTS" is written below NA

If Condition 22 is applicable, then the list of Approved Currencies are as follows:-
The following are special terms applicable to Condition 22.


D15      Facility Fee                                                           (which will be debited to the
         (pound)250                                                             Current Account on the Date this
                                                                                Agreement is made)

D16      Requirements to be Complied with Before this Agreement Commences.

D17      Requirements to be Complied With Before We Commence Advances.

D18      Special Conditions


         E. POWER TO ACT IN YOUR NAME

         E1 As security for all sums which shall become due to us and to ensure that you carry out all your obligations to us, you now irrevocably appoint us, our Directors, our Company Secretary and every other officer of ours at any time jointly and each of them severally, to be your attornies. This will apply both during the life of this Agreement and after its termination until all monies due to us have been paid and all your obligations to us have been discharged. The purpose of this appointment is for perfecting our title to any Debt or its Associated Rights or to secure performance of any of your obligations to us, or those of any Debtors or to exercise any of our rights or otherwise. Without limitation, in our absolute discretion and without notice to you, we may, but shall not be obliged:

         (i) execute or sign any deeds and  documents  (including  assignments);
(ii) obtain payment of Debts;

         (iii) complete, deal with negotiate or endorse Remittances;

         (iv) institute, conduct, compromise or defend any legal proceedings;

         (v) settle your indebtedness to us or to Debtors;

         (vi) enter premises to take possession of Returned Goods or other items comprised in the Associated Rights;

         (vii) perform such other lawful acts as we, in our absolute discretion, may consider reasonably necessary or expedient.

         E2 You irrevocably authorise us to allow any assignee of ours or any person with whom we may novate this Agreement to perform any of the acts set out above including, without limitation, appointing such assignee or person to whom we novate this agreement as our delegate to exercise all or any of our powers. E3 Any attorney appointed above may in turn appoint and remove any substitute attorney or agent for you for the matters set out above.

         E4 You will ratify anything lawfully done by any attorney, substitute attorney or agent under the powers set out above.

         F. DATA PROTECTION ACT 1998

         F1 You undertake to us that:

         F1.1 you will advise your sole trader and partnership Debtors about how you process information about them, your disclosures of it to us and the use we will make of such information, including supplying it to credit reference agencies and making searches with them;

         F1.2 all such information about such Debtors fully complies with the Data Protection Act 1998;

         F1.3 any information about such Debtor which is given to us will be accurate and fully comply with that Act.

         UNDERSTANDING

         You acknowledge:

         (i) having received, read, understood and agreed to all the terms of the Agreement (including our Standard Conditions); and

         (ii) having had the opportunity before signing it to take independent legal advice as to the rights and obligations of each party under this Agreement.

         This Agreement has been duly executed as a deed by you and us as set out below.


SIGNED AND DELIVERED as a Deed by
DCD FACTORS PLC
acting by* Faizal Baiyat              /s/ FAIZAL BAIYAT
(a Director)                          --------------------------------------
                                      Signature of Director


and by* Richard Huggins               /s/ RICHARD HUGGINS
(**Director/Company Secretary)        --------------------------------------
                                      Signature of **Director/Company Secretary


CLIENT
SIGNED AND DELIVERED as a Deed by
IGNITION ENTERTAINMENT LIMITED
acting by* Mr Vijay Kumar Chadha      /s/ VIJAY KUMAR CHADHA
(a Director)                          --------------------------------------
                                      Signature of Director


and by* Mr Martin Monnickendam        /s/ MARTIN MONNICKENDAM
(**Director/Company Secretary)        --------------------------------------
                                      Signature of **Director/Company Secretary


Key
*        =        insert full names
**       =        delete as applicable




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